                                                                    EXHIBIT 10.6



                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT, dated as of March _____, 2000 ("Escrow Agreement"), is by and among BARGO ENERGY COMPANY, a Texas corporation ("Issuer"); the persons listed on Exhibit A hereto (each an "Equity Investor" and collectively the "Equity Investors"); CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for each of the lenders (the "Lenders") now or hereafter party to the hereinafter defined Credit Agreement; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, acting for the benefit of the Issuer, each Equity Investor and the Administrative Agent (acting in such capacity, the "Escrow Agent").

                                   BACKGROUND

         A. Issuer, Equity Investors and Administrative Agent have entered into that certain Assignment, Acknowledgment, Agreement and Waiver dated as of March _____, 2000 (the "Underlying Agreement") whereby, pursuant to the terms thereof, Issuer, Equity Investors and Administrative Agent agreed to enter into this Escrow Agreement with the Escrow Agent.

         B. In order to establish the escrow of the Escrow Items (hereinafter defined) and to effect the provisions of the Underlying Agreement, the parties hereto have entered into this Escrow Agreement.

                             STATEMENT OF AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

               1. DEFINITIONS. The following terms shall have the following meanings when used herein:

                  COMMON STOCK means the common stock, $0.01 par value, of the Issuer.

                  ESCROW ITEMS shall mean the Preferred Stock Certificates, the Warrants, the Transfer Agent Instructions, the Purchase Notice, and the Purchase Price deposited with Escrow Agent pursuant to this Escrow Agreement, together with any interest and other income thereon.

                  PREFERRED STOCK means the Cumulative Redeemable Preferred Stock, Series C, of the Issuer, $0.01 par value per share.



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                  PREFERRED STOCK CERTIFICATES means certificates representing shares of Preferred Stock one registered in the name of each Equity Investor, duly executed on behalf of the Issuer, with the number of shares represented by such certificates left blank.

                  PURCHASE NOTICE means notices executed by the Issuer under the Subscription Agreement accepting the subscription of the Equity Investors to purchase shares of Preferred Stock, Common Stock or Warrants to purchase Common Stock.

                  SUBSCRIPTION AGREEMENT shall mean the Subscription Agreement dated as of March _____, 2000, between the Issuer and each Equity Investor, relating to the purchase of shares of Preferred Stock and, at the election of the Equity Investor, Common Stock or Warrants by such Equity Investor from the Issuer, and any and all amendments, supplements, modifications, additions, renewals and/or restatements thereof.

                  SUBSCRIPTION FUNDS shall mean the purchase price of Preferred Stock and Common Stock or Warrants paid by each Equity Investor pursuant to the Subscription Agreement.

                  TRANSFER AGENT INSTRUCTIONS means a letter addressed to the transfer agent for the Common Stock of the Issuer instructing the transfer agent to issue certificates representing shares of Common Stock to each Equity Investor pursuant to the Subscription Agreement, and setting forth the number of shares of Common Stock issued to each Equity Investor.

                  WARRANT AGREEMENT means the warrant agreement to purchase shares of Common Stock of the Issuer one issued in the name of each Equity Investor, duly executed on behalf of the Issuer, with the number of shares of common stock issuable upon exercise of the warrants left blank.

                  WARRANTS means warrants, exercisable for ten years, to purchase shares of Common Stock of the Issuer for $0.01 per share.

               2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. Issuer, each Equity Investor and Administrative Agent hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon deposit of the Escrow Items in accordance with Section 3 below, agrees to hold and disburse the Escrow Items in accordance with this Escrow Agreement.

               3. DEPOSITS INTO ESCROW OF ESCROW ITEMS.

                  (a) Issuer has delivered the Preferred Stock Certificates, the Warrant Agreements and the Transfer Agent Instructions to the Escrow Agent to be held on behalf of the Issuer.

                  (b) Following receipt of the Purchase Notice from the Administrative Agent (in accordance with the Subscription Agreement) and provided (i) the Expiration Date did not occur prior to such delivery and (ii) the conditions

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                           precedent to the Equity Investor's obligations set
                           forth in Section 4.5 of the Subscription Notice have been satisfied, each Equity Investor will deposit its Subscription Funds with the Escrow Agent to the following account on or before the Closing Date (as defined in the Subscription Agreement):

                           Chase Bank of Texas, National Association
                           ABA# _________________
                           Account#________________
                           ATTN: ______________________________
                           Re: Bargo Energy Company

               4. DISBURSEMENTS FROM ESCROW. The funds and documents deposited into Escrow pursuant hereto shall be distributed as follows:

                  (a) Upon receipt, prior to the Expiration Date (as defined in the Subscription Agreement), of a certificate executed by an officer of the Administrative Agent stating that the Tranche A Equity Subscription Date has occurred and that amounts remain outstanding on the Tranche A Loan, the Escrow Agent shall deliver the Purchase Notices to the Administrative Agent. The Escrow Agent shall send copies of such Purchase Notices and the Administrative Agent's certificate delivered under this subsection (a) to the Issuer.

                  (b) Upon receipt of Subscription Funds from an Equity Investor and a certificate executed by an officer of the Administrative Agent which states the number of shares of Preferred Stock and Common Stock or Warrants that the Equity Investor has purchased from the Issuer, the Escrow Agent shall (i) deliver by wire transfer to the Administrative Agent the amount of the Subscription Funds, (ii) complete the Preferred Stock Certificate by filling in the number of shares of Preferred Stock purchased by the Equity Investor (as indicated in the Administrative Agent's certificate) and deliver to such Equity Investor the Preferred Stock Certificate, (iii) if the Administrative Agent's certificate states that the Equity Investor has purchased Common Stock, complete the Transfer Agent Instructions by filling in the number of shares of Common Stock purchased (as indicated in such the Administrative Agent's certificate) and send to the transfer agent the Transfer Agent Instructions instructing the transfer agent to issue certificates to the Equity Investor representing shares of Common Stock and (iii) if the Administrative Agent's certificate states that the Equity Investor has purchased Warrants, complete the Warrant by filling in the number of shares of Common Stock subject to the Warrants (as indicated in the Administrative Agent's certificate) and send the Warrants to the Equity Investor. The Escrow Agent shall send copies of the Preferred Stock Certificates, Transfer Agent Instructions or Warrants sent to each Equity Investor, as well as a copy of the Administrative Agent's certificate delivered under this subsection (b) to the Issuer.

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                  (c) Upon receipt of a certificate executed by an officer of the Administrative Agent stating that (a) the Tranche A Term Loan has been paid in full or (b) the Expiration Date (as defined in the Subscription Agreement) has occurred prior to Purchase Notices being delivered to the Equity Investors, the Escrow Agent shall deliver all Escrowed Items not previously distributed from Escrow to the Issuer.

      5. SUSPENSION OF PERFORMANCE; DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between Issuer, any Equity Investor or the Administrative Agent with respect to the holding or disposition of any portion of the Escrow Items or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Items or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Administrative Agent has not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 6 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be).

                  b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Items held by it, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         Escrow Agent shall have no liability to Issuer, any Equity Investor, Administrative Agent or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Items held by it or any delay in or with respect to any other action required or requested of Escrow Agent.

      6. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Administrative Agent or may be removed, with or without cause, by Issuer, Equity Investors and Administrative Agent, acting jointly, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, the Issuer, Equity Investors and Administrative Agent, acting jointly, shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other

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financial institution with a combined capital and surplus in excess of
$10,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Items and shall deliver all Escrow Items held by it to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

               7. LIABILITY OF ESCROW AGENT.

                  a. Escrow Agent shall have no liability or obligation with respect to the Escrow Items except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, and disbursement of the Escrow Items in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Items, any account in which Escrow Items are deposited, this Escrow Agreement or the Underlying Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer and Equity Investors, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

         b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Items, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Items is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or

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enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

               8. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Escrow Agreement, Issuer and Equity Investors, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director (in his or her capacity as a director of Escrow Agent), officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or any Equity Investor, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Issuer and Equity Investors in writing, and Issuer and Equity Investors shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Issuer and Equity Investors shall be required to pay such fees and expenses if (a) Issuer and/or Equity Investors agree to pay such fees and expenses, or (b) Issuer and/or Equity Investors shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) Issuer and/or Equity Investors is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party and Issuer and/or Equity Investors, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are

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different from or additional to those available to Issuer and/or Equity
Investors. Issuer and/or Equity Investors shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by Issuer and/or Equity Investors pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by Issuer and/or Equity Investors, jointly and severally, to the extent of the Escrow Items upon demand by such Indemnified Party. Upon exhaustion of the Escrow Items, the indemnification obligations of Issuer and Equity Investors hereunder shall be borne by Issuer and Equity Investors, jointly and severally. The obligations of Issuer and Equity Investors under this
Section 8 shall survive any termination of this Escrow Agreement, and the resignation or removal of Escrow Agent shall be independent of any obligation of the Escrow Agent.

         The parties agree that neither the payment by Issuer or Equity Investors of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Items in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify or affect, as between Issuer and Equity Investors, the respective rights and obligations of Issuer, on the one hand, and Equity Investors, on the other hand, under the Underlying Agreement.

         9. FEES AND EXPENSES OF ESCROW AGENT. None.

         10. NOTICE. All notices required to be given hereunder shall be in writing, shall be given by telecopier, with original to follow, and shall be deemed given when received by telecopier at the address for notices specified under the parties signatures on the signature pages hereof until such time as the parties hereto designate a different or additional address or addresses.

         11. AMENDMENT OR WAIVER. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Issuer, Equity Investors, Administrative Agent and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         12. SEVERABILITY. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         13. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Texas.

         14. ENTIRE AGREEMENT. This Escrow Agreement [and the Underlying Agreement] constitute(s) the entire agreement between the parties relating to the holding and disbursement of

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the Escrow Items and sets forth in their entirety the obligations and duties of
Escrow Agent with respect to the Escrow Items.

         15. BINDING EFFECT. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of Issuer, Equity Investors, Administrative Agent and Escrow Agent.

         16. EXECUTION IN COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction. This Escrow Agreement and any document in connection herewith may be sent by facsimile transmission, which when so sent shall be deemed an original executed document delivered for all purposes hereof.

         17. TERMINATION. Upon the first to occur of the disbursement of all Escrow Items or the disbursement of all Escrow Items into court pursuant to
Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Items.



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         IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed under seal as of the date first above written.


                    ISSUER:

                    BARGO ENERGY COMPANY


                    By:
                       ---------------------------------
                    Name:
                         -------------------------------
                    Title:
                          ------------------------------


                    Address for Notices:


                    ------------------------------------

                    ------------------------------------

                    ------------------------------------


                    ENERGY CAPITAL INVESTMENT CO., PLC



                    By:
                       -------------------------------------------
                       Gary R. Petersen
                       Director

                    ENCAP ENERGY CAPITAL FUND III, L.P.
                    By: EnCap Investments L.L.C., General Partner



                    By:
                       -------------------------------------------
                       D. Martin Phillips
                       Managing Director

                    ENCAP ENERGY CAPITAL FUND III-B L.P.
                    By: EnCap Investments L.L.C., General Partner



                    By:
                       -------------------------------------------
                       D. Martin Phillips
                       Managing Director

ENCAP EQUITY 1994, L.P.
By: EnCap Investments L.L.C., General Partner


By:
   -------------------------------------------
   D. Martin Phillips
   Managing Director


BOCP PARTNERS, L.P.
By: EnCap Investments L.L.C., Manager



By:
   -------------------------------------------
   D. Martin Phillips
   Managing Director

EOS PARTNERS, L.P.
By: Eos SBIC General, L.P., its general partner
    By: Eos SBIC, Inc., its general partner



By:
   -------------------------------------------
   Brian D. Young
   General Partner

EOS PARTNERS SBIC, L.P.
By: Eos SBIC General, L.P., its general partner
    By: Eos SBIC, Inc., its general partner



By:
   -------------------------------------------
   Brian D. Young
   President

EOS PARTNERS SBIC II, L.P.
By: Eos SBIC General II, L.P., its general partner
    By: Eos SBIC II, Inc., its general partner



By:
   -------------------------------------------
   Brian D. Young
   President

SGC PARTNERS II LLC



By:
   -------------------------------------------
   V. Frank Pottow
   Managing Director

BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.
By: BancAmerica Capital Management SBIC I, LLC, its general partner
    By: BancAmerica Capital Management I, L.P., its sole member
        By: BACM I GP, LLC, its general partner



By:
   -------------------------------------------
   J. Travis Hain
   Managing Director

KAYNE ANDERSON ENERGY L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner
    By: Kayne Anderson Investment Management, Inc., its General Partner



By:
   -------------------------------------------
   Daniel M. Weingeist
   Managing Director

ADMINISTRATIVE AGENT:


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


Address for Notices:


------------------------------------

------------------------------------

------------------------------------


ESCROW AGENT:


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Escrow Agent


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


Address for Notices:


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------------------------------------

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